UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2021 (March 9, 2021)

Fortune Valley Treasures, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55555	32-0439333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13th Floor, Building B1, Wisdom Plaza Qiaoxiang Road, Nanshan District Shenzhen, Guangdong, China	518000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 755-86961405

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	Resignation of previous independent registered public accounting firm

(i)	On March 9, 2021 Fortune Valley Treasures, Inc. (the “Company”) received a notice of resignation from its independent registered accountant, WWC, Professional Corporation (“WWC”) of San Mateo, California.

(ii)	The reports of WWC on the financial statements of our company for the fiscal years ended December 31, 2018 and 2019 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that both of such reports contained an explanatory paragraph stating that there was substantial doubt about the company’s ability to continue as a going concern.

(iii)	The Company engaged WWC on December 4, 2017. During the period January 1, 2018 through March 9, 2021 there were no disagreements with WWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to WWC’s satisfaction, would have caused the auditor to make reference to the subject matter of the disagreement in connection with his report.

(iv)	During our company’s two most recent fiscal years and through March 9, 2021, the date of resignation, (a) there were no disagreements with WWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of WWC would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(v)	On March 11, 2021 our company provided WWC with a copy of this Current Report and has requested that it furnish our company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of this letter is attached as Exhibit 16.1.

(b)	Appointment of new independent registered public accounting firm

On March 10, 2021, our board of directors approved the engagement of Malone Bailey, LLP (“MB”) of Houston, Texas, as our new independent registered public accounting firm to audit and review our company’s financial statements. We do not currently have an audit committee. During our two most recent fiscal years, the subsequent interim periods thereto, and through March 10, 2021, the engagement date of MB, neither our company, nor anyone on our behalf, has consulted MB regarding either:

(i)	the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our company’s financial statements, and either a written report was provided to our company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)	any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

(iii)	or financial reporting issue; or

(iv)	Any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Item 9.01   Financial Statements and Exhibits

Exhibit No.	Description

16.1	Letter from WWC, P.C. dated March 11, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2021

Fortune Valley Treasures, Inc.

/s/ Lin Yumin
Lin Yumin
President, Secretary, Chief Executive Officer, Director